Dreyfus
arge Company
Value Fund

ANNUAL REPORT October 31, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Company Value Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market through the spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Large Company Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Large Company Value Fund perform  relative to its benchmark?

For the one-year period ended October 31, 1999, the fund's total return was 13.71% .(1) This compares with a total return of 16.52% for the fund's new benchmark, the Russell 1000 Value Index, for the same period.(2) Further discussion about this benchmark change follows the line-graph comparison contained in this annual report.

We attribute the fund's performance to a generally positive market environment, but one that strongly favored growth over value. We attribute our underperformance relative to the benchmark to a variety of company- and sector-specific issues that, on balance, hurt the fund's performance. We discuss these issues in greater detail below.

What is the fund's investment approach?

Dreyfus Large Company Value Fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks that we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help us decide which securities to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's assets among sectors in roughly the same proportions as our benchmark. However, we may choose to emphasize cer
                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tain sectors that we believe offer greater long-term growth potential than the overall market. During the reporting period, we chose to emphasize value-oriented companies in the rapidly growing health care and technology sectors.

What other factors influenced the fund's performance?

As stated earlier, the fund's performance relative to our benchmark was largely driven by sector-and company-specific factors.

In regard to the fund's sector exposure, we generally benefited from our overweighting in technology with the strong performance of industry leaders, such as Intel and International Business Machines. However, two of our technology holdings, Compaq Computer and Storage Technology, proved particularly disappointing as a result of the companies' struggles with competitive pressures. On the other hand, although many health care stocks suffered during the period due to a challenging political environment and changing rules for Medicare reimbursements, our health care holdings outperformed the benchmark's health care component. We achieved above-average results from holdings in biotech companies such as Biogen, hospital management organizations such as Columbia/HCA Healthcare, and pharmaceutical companies such as Pharmacia & Upjohn.

Among the fund' s other diversified holdings, many individual stocks showed notable strength throughout the period. Our best performers included well-known companies in some of the market's strongest industries, such as Citigroup in the financial industry, General Motors in consumer durables and Wendy' s International in consumer staples. We also succeeded in identifying stocks that performed relatively well within relatively weak-performing sectors, such as Niagara Mohawk Power in the utility sector. On the other hand, we suffered notable disappointments with two financial companies that delivered lower-than-expected earnings, and several supermarket chains that, despite strong earnings, lost ground due to anticipated competition from Internet-based grocery services.


What is the fund's current strategy?

During the reporting period, we shifted from a strictly sector-neutral stance to a strategy that allows us to modestly favor certain sectors, such as technology and health care, that we believe offer greater growth potential than the overall market. We have not, however, deviated from our strict commitment to value investing.

Value stocks significantly underperformed growth stocks this past year, as measured by comparison of the Russell 1000 Growth Index and Russell 1000 Value Index, which returned 34.25% and 16.52%, respectively, over the past 12-month period.(2) Events during the period reminded us about the importance of style diversification. Specifically, in early April 1999 a powerful shift in market sentiment appeared to take place. Precipitated by unexpected strength in the U.S. and global economies, investment dollars abruptly flowed out of growth stocks and into traditional value sectors such as energy, basic materials and capital goods. Although the trend proved short lived, and growth began to again outperform value, it hinted at the speed with which market sentiment can turn.

We believe our disciplined, quantitatively driven investment strategy provides a sound value-oriented investment, and we continue to maintain our disciplined investment style and our commitment to value.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund with the Russell 1000 Value Index and the Wilshire Large Company Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                  Inception                                              From
                    Date             1 Year            5 Years         Inception
--------------------------------------------------------------------------------

Fund              12/29/93           13.71%            20.33%           17.38%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS LARGE COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX AND IN THE WILSHIRE LARGE COMPANY VALUE INDEX WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 1000 VALUE INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S LARGE-CAP VALUE ORIENTATION. THE RUSSELL 1000 VALUE INDEX REPLACES THE WILSHIRE LARGE COMPANY VALUE INDEX, WHICH WAS USED AS THE FUND'S BENCHMARK INDEX LAST YEAR, BECAUSE THE FUND'S MANAGER PREFERS THE INFORMATION MADE AVAILABLE BY RUSSELL. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE WILSHIRE LARGE COMPANY VALUE INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 INDEX THAT MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE." PURSUANT TO APPLICABLE FEDERAL REGULATIONS, THE PERFORMANCE OF THE WILSHIRE INDEX WILL BE PROVIDED FOR THIS FISCAL YEAR 1999, BUT WILL NOT BE PROVIDED IN THE FUTURE. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS


October 31, 1999

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS--99.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BANKING--16.9%

Bank of America                                                                                  61,600                3,965,500

Bank of New York                                                                                 56,100                2,349,188

Chase Manhattan                                                                                  31,200                2,726,100

Fleet                                                                                            55,800                2,434,275

KeyCorp                                                                                          69,100                1,930,481

Morgan (J.P.)                                                                                     6,200                  811,425

U.S. Bancorp                                                                                     65,000                2,409,062

Wachovia                                                                                         25,000                2,156,250

Wells Fargo                                                                                      39,200                1,876,700

                                                                                                                      20,658,981

CONSUMER DURABLES--2.7%

Ford Motor                                                                                       23,300                1,278,587

General Motors                                                                                   29,000                2,037,250

                                                                                                                       3,315,837

CONSUMER NON-DURABLES--1.9%

Heinz (H.J.)                                                                                     47,300                2,258,575

CONSUMER SERVICES--6.4%

Clear Channel Communications                                                                     14,400  (a)           1,157,400

MediaOne Group                                                                                   58,200  (a)           4,135,838

Viacom, Cl. B                                                                                    31,200  (a)           1,396,200

Wendy's International                                                                            46,600                1,112,575

                                                                                                                       7,802,013

ELECTRONIC TECHNOLOGY--8.6%

Apple Computer                                                                                   30,700  (a)           2,459,838

General Dynamics                                                                                 36,700                2,034,556

Hewlett-Packard                                                                                   4,900                  362,906

Intel                                                                                            29,000                2,245,687

International Business Machines                                                                   7,700                  757,488

Micron Technology                                                                                 4,200  (a)             299,512

Motorola                                                                                         24,100                2,348,244

                                                                                                                      10,508,231

ENERGY MINERALS--10.0%

BP Amoco, A.D.S.                                                                                 28,200                1,628,550

Chevron                                                                                          14,000                1,278,375

Conoco, Cl. B                                                                                    23,585                  639,750

Exxon                                                                                            31,700                2,347,781

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Mobil                                                                                            31,800                3,068,700

Royal Dutch Petroleum, A.D.R.                                                                    26,600                1,594,338

Texaco                                                                                           26,400                1,620,300

                                                                                                                      12,177,794

FINANCE--9.8%

American Express                                                                                  4,500                  693,000

Citigroup                                                                                       119,200                6,451,700

Federal National Mortgage Association                                                            29,900                2,115,425

Merrill Lynch                                                                                     8,800                  690,800

Morgan Stanley Dean Witter                                                                       17,700                1,952,531

                                                                                                                      11,903,456

HEALTH SERVICES--2.0%

Columbia/HCA Healthcare                                                                         103,300                2,492,112

HEALTH TECHNOLOGY--2.7%

Abbott Laboratories                                                                              29,200                1,178,950

Bristol-Myers Squibb                                                                             27,000                2,073,938

                                                                                                                       3,252,888

INSURANCE--5.2%

American General                                                                                 30,000                2,225,625

American International Group                                                                     40,200                4,138,088

                                                                                                                       6,363,713

NON-ENERGY MINERALS--2.5%

Alcoa                                                                                            30,300                1,840,725

Inco                                                                                             57,000                1,154,250

                                                                                                                       2,994,975

PROCESS INDUSTRIES--3.2%

Dow Chemical                                                                                     17,100                2,022,075

duPont (E.I.) de Nemours                                                                         20,812                1,341,073

International Paper                                                                               9,700                  510,463

                                                                                                                       3,873,611

PRODUCER MANUFACTURING--5.5%

Caterpillar                                                                                      22,100                1,221,025

General Electric                                                                                 19,500                2,643,469

Honeywell                                                                                        18,300                1,929,506

Minnesota Mining & Manufacturing                                                                  9,600                  912,600

                                                                                                                       6,706,600


STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--.6%

Electronic Data Systems                                                                          12,200                  713,700

TRANSPORTATION--1.1%

Union Pacific                                                                                    24,000                1,338,000

UTILITIES--20.0%

AT&T-Liberty Media Group, Cl. A                                                                  22,200  (a)             881,062

Bell Atlantic                                                                                    12,200                  792,237

BellSouth                                                                                        44,500                2,002,500

Cincinnati Bell                                                                                  56,600                1,177,988

Coastal                                                                                          54,600                2,300,025

Duke Energy                                                                                       8,500                  480,250

Enron                                                                                            18,200                  726,862

GTE                                                                                              44,100                3,307,500

Illinova                                                                                         67,800                2,156,888

MCI WorldCom                                                                                     11,900  (a)           1,021,169

Niagara Mohawk Power                                                                            101,200  (a)           1,606,550

Pinnacle West Capital                                                                            44,000                1,622,500

SBC Communications                                                                               68,958                3,512,569

Southern                                                                                         15,700                  417,031

Sprint (Fon Group)                                                                               16,100                1,196,431

Texas Utilities                                                                                  31,000                1,201,250

                                                                                                                      24,402,812
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $100,501,226)                                                             99.1%              120,763,298

CASH AND RECEIVABLES (NET)                                                                          .9%                1,097,291

NET ASSETS                                                                                       100.0%              121,860,589

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           100,501,226   120,763,298

Receivable for investment securities sold                             1,944,356

Dividends receivable                                                    122,130

Receivable for shares of Common Stock subscribed                            182

Prepaid expenses                                                          7,733

                                                                    122,837,699
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            94,508

Due to Distributor                                                       24,836

Cash overdraft due to Custodian                                         685,338

Payable for shares of Common Stock redeemed                             100,331

Payable for investment securities purchased                              20,359

Interest payable--Note 2                                                    165

Accrued expenses                                                         51,573

                                                                        977,110
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      121,860,589
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      87,255,864

Accumulated undistributed investment income--net                        649,998

Accumulated net realized gain (loss) on investments                  13,692,655

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            20,262,072
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      121,860,589
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       5,069,331

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   24.04

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $19,340 foreign taxes withheld at source)     2,464,884

Interest                                                                79,861

TOTAL INCOME                                                         2,544,745

EXPENSES:

Management fee--Note 3(a)                                            1,062,098

Shareholder servicing costs--Note 3(b)                                 526,473

Professional fees                                                       58,714

Prospectus and shareholders' reports                                    52,207

Registration fees                                                       34,312

Custodian fees--Note 3(b)                                               16,313

Interest expense--Note 2                                                 7,292

Directors' fees and expenses--Note 3(c)                                  7,228

Miscellaneous                                                            7,693

TOTAL EXPENSES                                                       1,772,330

INVESTMENT INCOME--NET                                                 772,415
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             14,049,725

Net unrealized appreciation (depreciation) on investments            4,265,714

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              18,315,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,087,854

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                        Year Ended October 31,
                                                   -----------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                            772,415              581,832

Net realized gain (loss) on investments        14,049,725            (285,972)

Net unrealized appreciation (depreciation)
   on investments                               4,265,714            8,199,995

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,087,854            8,495,855
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (575,758)            (419,872)

Net realized gain on investments                       --          (8,053,887)

TOTAL DIVIDENDS                                 (575,758)          (8,473,759)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  45,354,543           53,216,392

Dividends reinvested                              548,869            8,047,136

Cost of shares redeemed                      (78,366,773)         (87,433,544)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (32,463,361)         (26,170,016)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (13,951,265)         (26,147,920)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           135,811,854          161,959,774

END OF PERIOD                                 121,860,589          135,811,854

Undistributed investment income--net              649,998              453,341
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,953,625            2,507,151

Shares issued for dividends reinvested             25,040              393,504

Shares redeemed                                (3,307,066)          (4,087,272)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,328,401)          (1,186,617)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 1999            1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.23           21.35         18.05          15.46         12.63

Investment Operations:

Investment income--net                                           .13(a)          .09            .07            .12           .22

Net realized and unrealized gain (loss)
   on investments                                               2.77             .91           4.33           4.68          2.93

Total from Investment Operations                                2.90            1.00           4.40           4.80          3.15

Distributions:

Dividends from investment income--net                           (.09)          (.06)           (.11)          (.21)        .(.32)

Dividends from net realized gain on
   investments                                                    --          (1.06)           (.99)         (2.00)           --

Total Distributions                                             (.09)         (1.12)          (1.10)         (2.21)         (.32)

Net asset value, end of period                                 24.04          21.23           21.35          18.05         15.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               13.71           4.83           25.29          34.35         25.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                   1.25           1.24            1.22           1.25           .83

Ratio of interest expense to average
   net assets                                                    .01            --              --             --            --

Ratio of net investment income
   to average net assets                                         .55            .36             .41            .93          1.64

Decrease reflected in above expense ratios
   due to undertakings by the Manager                             --            --              .06            .32          1.76

Portfolio Turnover Rate                                       141.99         156.72          110.14         186.39        143.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         121,861       135,812         161,960         34,187         6,687

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign curren cies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5 during the period ended October 31, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com
                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $132,300, with a related weighted average annualized interest rate of 5.51%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the  Shareholder  Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $354,033 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $118,886 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $16,313 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

(E) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $468,397, of which $17,147 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $194,682,804 and $222,337,198, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$20,262,072,   consisting  of  $20,722,779  gross  unrealized  appreciation  and
$460,707 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (one of the series constituting Dreyfus Growth and Value Funds, Inc.), as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Large Company Value Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 8, 1999

                                                             The Fund



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 80.76% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received reduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.


                                                           For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  251AR9910


================================================================================

Dreyfus

Small Company
Value Fund


ANNUAL REPORT October 31, 1999
(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Company Value Fund covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

While the past year was rewarding for many equity investors, small-cap stocks did not fare as well as other market sectors. When the reporting period began, the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, and investors became concerned that inflationary pressures might re-emerge. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer in an effort to forestall a reacceleration of inflation in a fast-growing economy. In this environment, equity investors once again preferred the relative predictability of earnings from large-cap companies.

Despite a brief rally in April and May, small-cap stocks generally failed to keep pace with their large-cap counterparts. However, some small-cap technology stocks that were subject to heightened investor speculation were exceptions to this trend.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Small Company Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a 21.45% total return,(1) substantially outperforming its benchmark, the Russell 2000 Value(2) Index, which produced a 0.72% total return for the same period. We attribute the fund' s outperformance in part to an overweight in value-oriented technology stocks, particularly semiconductor capital equipment manufacturers and semiconductor companies. In addition, we were particularly successful in buying these shares when they were significantly undervalued in late 1998 during the global recession. Of course, the technology sector is one of the most volatile segments of the market, and there is no assurance that the technology sector will continue to experience the success it has had in recent years.

What is the fund's investment approach?

Our focus is to identify inexpensive stocks with solid long-term fundamentals and improving prospects. The process includes searching for companies with low price-earnings ratios, defined as low stock prices in relation to expected earnings. To do this, we compare a company's P/E ratio to its own historical averages as well as to other companies in the same industry. We then develop an earnings estimate for each investment candidate, and focus on those companies that we think can do better than the average expectations of Wall Street analysts. Our approach includes meeting with corporate management, competitors and suppliers of these companies to identify positive trends before they become widely known in the investment community.

For example, we believed that the dire predictions a year ago regarding semiconductor capital equipment manufacturers and semiconductor companies were far too pessimistic. The prevailing view was that the Asian economic crisis would drag the U.S. economy into a reces
                                                            The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sion, depressing the need for semiconductor products and the machinery to build them. We believed that business was actually getting better for many of these companies, but this improving trend was not yet reflected in their stock prices. Fortunately, we were right: the best returns in the portfolio came from semiconductor equipment manufacturers such as Lam Research, LTX and Credence Systems. Some of the stocks have increased several fold from their lows, and we' ve taken the opportunity to reduce our exposure to these areas because their performance has met or exceeded our target prices.

What other factors influenced the fund's performance?

Despite the market's recent volatility, we have continued to find fundamentally sound companies that are selling at attractive prices. In our opinion, the investment community has remained focused on high-priced stocks and has not paid much attention to value. As a result, good companies that report a temporary shortfall in earnings are sometimes knocked down in price by 50-60%, and we have taken a very hard look at those opportunities. For example, early in the period, the trucking company Arkansas Best was selling at just three times our earnings estimates, reflecting the bearish economic outlook at the time. After posting several quarters of positive earnings surprises, the stock has performed very well for us.

In addition, because the U.S. economy was stronger than most analysts expected during the fiscal year, economically cyclical industries performed well. For example, our investment in Gaylord Container, which makes paper used to manufacture boxes and other containers, provided good returns because of surging demand for its products.

What is the fund's current strategy?

We have continued to search the market for stocks that are inexpensive according to a number of different measures of value. We attempt to buy shares in good businesses that we believe are improving and are likely to provide higher earnings. When the stocks reach certain targets, we adhere to a strict discipline and sell them. We consistently stick to our style, even when it is temporarily out of favor.


However, it should be emphasized that while we manage a value portfolio, we don' t simply buy inexpensive stocks. Rather, we seek to buy good companies that offer good growth prospects at good prices. This strategy has been very successful recently, even in poorly performing industries. For example, our healthcare stocks did well despite the negative cloud hanging over the industry because of lower Medicare reimbursement rates. In addition, Congressional debate over the expansion of Medicare to cover prescription drugs is likely to heat up during the next election cycle. Nevertheless, there continues to be opportunity for healthcare companies in the right market niche. A good example is Quest Diagnostics, the largest independent laboratory testing company in the U.S., which recently merged with the number two company in the industry. The merger should create economies of scale, potentially leading to higher profits. In addition, the company had only one Wall Street analyst following it, which could present an opportunity to profit if the company's strong performance begins to attract more attention.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX COMPRISED OF COMPANIES IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund with the Russell 2000 Index and the Russell 2000 Value Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 10/31/99

                Inception                                                From
                  Date             1 Year            5 Years           Inception
--------------------------------------------------------------------------------

Fund            12/29/93            21.45%           17.34%             14.56%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 2000 VALUE INDEX AS WELL AS THE RUSSELL 2000 INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 2000 VALUE INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S SMALL-CAP VALUE ORIENTATION. THE RUSSELL 2000 INDEX WAS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS


October 31, 1999


COMMON STOCKS--96.8%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES--.0%

Watsco                                                                                           10,400                  105,300

BASIC INDUSTRIES--11.7%

Arch Chemicals                                                                                  176,800                2,607,800

CK Witco                                                                                        235,400                2,206,875

Gaylord Container, Cl. A                                                                        377,000  (a)           2,120,625

Geon                                                                                            129,800                3,407,250

Georgia Gulf                                                                                    163,800                3,531,937

Hanna (M.A.)                                                                                    334,500                3,574,969

National Steel, Cl. B                                                                           155,600                  933,600

Olin                                                                                            212,400                2,933,775

Safety-Kleen                                                                                    308,225  (a)           3,525,323

Schulman (A.)                                                                                    90,100                1,402,181

Structural Dynamics Research                                                                    163,200  (a)           1,611,600

Wellman                                                                                         250,200                3,768,638

                                                                                                                      31,624,573

CAPITAL GOODS--8.6%

AGCO                                                                                            257,000                2,762,750

Albany International, Cl. A                                                                     103,000  (a)           1,564,313

Applied Industrial Technologies                                                                 106,500                1,677,375

Avid Technology                                                                                 265,500  (a)           2,937,094

Avnet                                                                                            29,300                1,591,356

Belden                                                                                          106,000                1,947,750

Chicago Bridge & Iron (New York Shares)                                                         105,800                1,289,437

DONCASTERS, A.D.S.                                                                              225,500  (a)           2,255,000

Foster Wheeler                                                                                  165,800                1,865,250

Intermet                                                                                        108,900                1,102,612

Nordson                                                                                          27,900                1,236,319

Wabash National                                                                                 131,200                2,082,800

Wolverine Tube                                                                                   57,600  (a)             792,000

                                                                                                                      23,104,056

CONSUMER DURABLES--4.5%

Arvin Industries                                                                                 40,370                1,150,545

Beazer Homes USA                                                                                 81,100  (a)           1,551,037

Callaway Golf                                                                                   198,000                2,660,625

Dura Automotive Systems, Cl. A                                                                   87,800  (a)           1,646,250

In Focus Systems                                                                                 56,800  (a)           1,125,350

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES (CONTINUED)

Polaris Industries                                                                               49,100                1,715,431

Toro                                                                                             65,000                2,331,875

                                                                                                                      12,181,113

CONSUMER NON-DURABLES--10.0%

Ashworth                                                                                        213,300  (a)             893,194

Crown Crafts                                                                                    148,700                  455,394

Kellwood                                                                                        106,200                1,878,412

Maxwell Shoe, Cl. A                                                                              67,800  (a)             584,775

Musicland Stores                                                                                257,200  (a)           2,009,375

Nautica Enterprises                                                                             206,600  (a)           3,111,912

Ocular Sciences                                                                                  80,300  (a)           1,475,513

Phillips-Van Heusen                                                                             251,100                2,008,800

Polaroid                                                                                        174,800                3,900,225

Rock-Tenn, Cl. A                                                                                157,800                2,406,450

Russell                                                                                          61,400                  932,513

Sola International                                                                              131,600  (a)           1,842,400

Vans                                                                                            307,200  (a)           3,456,000

Wolverine World Wide                                                                            190,500                1,952,625

                                                                                                                      26,907,588

CONSUMER SERVICES--15.8%

ACNielsen                                                                                        86,000  (a)           1,892,000

Bon-Ton Stores                                                                                  146,000  (a)             675,250

Boyd Gaming                                                                                     436,800  (a)           2,839,200

Brown Shoe                                                                                      267,700                4,768,406

Burlington Coat Factory Warehouse                                                               204,500                3,502,062

Discount Auto Parts                                                                             149,800  (a)           2,134,650

Finlay Enterprises                                                                              167,900  (a)           2,014,800

Heilig-Meyers                                                                                   223,800                  979,125

Information Resources                                                                           258,400  (a)           2,745,500

NFO Worldwide                                                                                   132,900  (a)           1,478,513

Neiman Marcus Group, Cl. A                                                                       88,500  (a)           2,118,469

OfficeMax                                                                                       501,600  (a)           2,539,350

Pier 1 Imports                                                                                  269,300                1,598,969

ShopKo Stores                                                                                   126,100  (a)           3,160,381

Snyder Communications                                                                           188,500  (a)           2,403,375

TALK.com                                                                                        267,700  (a)           4,266,469

Venator Group                                                                                   499,400  (a)           3,495,800

                                                                                                                      42,612,319



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--9.9%

EEX                                                                                             221,166  (a)             815,550

Giant Industries                                                                                215,800  (a)           1,847,787

Houston Exploration                                                                             153,500  (a)           3,002,844

National-Oilwell                                                                                226,400  (a)           3,070,550

Newpark Resources                                                                               467,800  (a)           3,011,463

Ocean Energy                                                                                    507,100  (a)           4,658,981

Range Resources                                                                                 427,600                1,603,500

Santa Fe Snyder                                                                                 650,600  (a)           5,611,425

Tesoro Petroleum                                                                                137,400  (a)           1,665,975

Valero Energy                                                                                    71,600                1,315,650

                                                                                                                      26,603,725

FINANCIAL SERVICES--4.1%

BARRA                                                                                           186,400  (a)           4,118,275

Berkley (W.R.)                                                                                   83,400                1,912,987

Bowne & Co.                                                                                     311,000                3,459,875

Klamath First Bancorp                                                                             9,900                  118,800

MONY Group                                                                                       50,600                1,593,900

                                                                                                                      11,203,837

HEALTH CARE--10.3%

AmeriPath                                                                                       152,500  (a)           1,129,453

CONMED                                                                                           76,400  (a)           1,905,225

Covance                                                                                         145,700  (a)           1,411,469

Osteotech                                                                                        67,400  (a)             880,412

Pharmaceutical Product Development                                                              175,900  (a)           1,769,994

Quest Diagnostics                                                                               224,300  (a)           6,280,400

STERIS                                                                                          240,500  (a)           3,201,656

Schein (Henry)                                                                                  231,400  (a)           3,008,200

Spacelabs Medical                                                                               116,800  (a)           1,664,400

Superior Consultant Holdings                                                                    150,000  (a)           1,593,750

Ventiv Health                                                                                   316,200                2,252,925

West Pharmaceutical Services                                                                     81,400                2,813,387

                                                                                                                      27,911,271

INDUSTRIAL COMPONENTS--.7%

Lennox International                                                                            176,300                1,796,056

RECREATION--.4%

Sun International Hotels                                                                         49,500  (a)           1,002,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--18.1%

ADE                                                                                              28,600  (a)             429,000

Actel                                                                                           159,900  (a)           3,018,112

Alliance Semiconductor                                                                          258,500  (a)           3,005,063

Alternative Resources                                                                           272,700  (a)           1,056,713

CFM Technologies                                                                                 18,700  (a)             187,000

Cambridge Technology Partners                                                                   137,400  (a)           1,519,988

Circle.com                                                                                       47,125                  683,313

Cohu                                                                                             64,100                1,209,887

Corel                                                                                           548,400  (a)           3,427,500

FSI International                                                                                 8,700  (a)              69,600

GT Interactive Software                                                                         164,200  (a)             451,550

HMT Technology                                                                                  102,500  (a)             320,312

Hyperion Solutions                                                                               96,900  (a)           2,361,937

InaCom                                                                                           41,000  (a)             197,313

International Rectifier                                                                         203,400  (a)           3,953,588

JDA Software Group                                                                              131,300  (a)           1,181,700

Kent Electronics                                                                                181,200  (a)           3,522,075

Mastech                                                                                          43,300  (a)             741,513

Maxtor                                                                                          416,100  (a)           2,288,550

Micro Warehouse                                                                                 153,200  (a)           1,857,550

Peak  International                                                                             178,500  (a)           1,673,438

Planar Systems                                                                                    6,500  (a)              34,531

Power-One                                                                                        36,200  (a)             724,000

Quantum                                                                                         755,200                4,625,600

Renaissance Worldwide                                                                           534,200  (a)           1,836,313

Silicon Valley Group                                                                             21,900  (a)             273,750

Splash Technology Holdings                                                                      296,900  (a)           1,642,228

Tech Data                                                                                        84,700  (a)           1,593,419

Trimble Navigation                                                                              137,200  (a)           2,229,500

Varian Semiconductor Equipment Associates                                                       115,800                2,619,975

                                                                                                                      48,735,018

TRANSPORTATION--2.7%

Arkansas Best                                                                                   191,300  (a)           2,654,287

Covenant Transport, Cl. A                                                                        41,000  (a)             630,375



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Kitty Hawk                                                                                      165,700  (a)           1,315,244

Yellow                                                                                          153,300  (a)           2,606,100

                                                                                                                       7,206,006

TOTAL COMMON STOCKS

   (cost $278,992,057)                                                                                               260,993,237
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS;
   4.41%, 11/12/1999
   (cost $2,788,233)                                                                          2,792,000                2,788,231
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $281,780,290 )                                                            97.8%              263,781,468

CASH AND RECEIVABLES (NET)                                                                         2.2%                5,850,970

NET ASSETS                                                                                       100.0%              269,632,438

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           281,780,290   263,781,468

Cash                                                                    103,217

Receivable for investment securities sold                             9,830,058

Receivable for shares of Common Stock subscribed                        105,363

Dividends receivable                                                     44,385

Prepaid expenses                                                         29,477

                                                                    273,893,968
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           235,410

Due to Distributor                                                       58,094

Payable for investment securities purchased                           3,814,050

Payable for shares of Common Stock redeemed                              49,588

Interest payable--Note 2                                                 24,208

Accrued expenses                                                         80,180

                                                                      4,261,530
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      269,632,438
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     279,042,690

Accumulated net realized gain (loss) on investments                   8,588,570

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (17,998,822)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      269,632,438
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      13,014,751

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   20.72

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,449 foreign taxes withheld at source)      1,482,324

Interest                                                                36,691

TOTAL INCOME                                                         1,519,015

EXPENSES:

Management fee--Note 3(a)                                            2,285,905

Shareholder servicing costs--Note 3(b)                               1,148,710

Interest expense--Note 2                                               140,482

Professional fees                                                       78,679

Custodian fees--Note 3(b)                                               70,931

Prospectus and shareholders' reports                                    69,688

Registration fees                                                       69,223

Directors' fees and expenses--Note 3(c)                                 14,660

Miscellaneous                                                            6,386

TOTAL EXPENSES                                                       3,884,664

INVESTMENT (LOSS)                                                  (2,365,649)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             16,860,336

Net unrealized appreciation (depreciation) on investments           46,041,133

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              62,901,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                60,535,820

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (2,365,649)          (1,825,266)

Net realized gain (loss) on investments        16,860,336          (4,363,524)

Net unrealized appreciation (depreciation)
   on investments                              46,041,133         (82,191,499)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   60,535,820         (88,380,289)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --            (275,563)

Net realized gain on investments                       --          (7,072,792)

TOTAL DIVIDENDS                                        --          (7,348,355)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  79,672,928          296,824,006

Dividends reinvested                                   --            6,869,046

Cost of shares redeemed                     (171,484,720)        (283,794,090)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (91,811,792)           19,898,962

TOTAL INCREASE (DECREASE) IN NET ASSETS      (31,275,972)          (75,829,682)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           300,908,410          376,738,092

END OF PERIOD                                 269,632,438          300,908,410
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,923,980           13,797,646

Shares issued for dividends reinvested                 --              320,684

Shares redeemed                               (8,550,678)          (13,638,948)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (4,626,698)              479,382

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended October 31,
                                                                 ------------------------------------------------------------------
                                                                 1999           1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.06          21.95        17.66          14.00         12.43

Investment Operations:

Investment income (loss)--net                                    (.16)(a)       (.09)(a)       --            .07           .10

Net realized and unrealized
   gain (loss) on investments                                    3.82          (4.39)        6.43           4.69          2.33

Total from Investment Operations                                 3.66          (4.48)        6.43           4.76          2.43

Distributions:

Dividends from investment income--net                              --           (.02)        (.04)          (.09)         (.33)

Dividends from net realized gain on
   investments                                                     --           (.39)       (2.10)         (1.01)         (.53)

Total Distributions                                                --           (.41)       (2.14)         (1.10)         (.86)

Net asset value, end of period                                  20.72          17.06        21.95          17.66         14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                21.45         (20.83)       40.22          35.99         21.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                    1.23           1.21         1.23           1.27           .84

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                          .05            .01          .02            .02           .07

Ratio of net investment income (loss)
   to average net assets                                         (.78)          (.44)         .22            .62           .79

Decrease reflected in above expense ratios
   due to undertakings by the Manager                              --             --          .05            .41          1.80

Portfolio Turnover Rate                                        170.38         132.38        76.11         183.58        161.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         269,632        300,908      376,738         16,852         6,404

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $2,365,649 and decreased accumulated net realized gain (loss) on investments by that amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $2,642,700, with a related weighted average annualized interest rate of 5.32%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution o other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $761,968 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $216,001 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $70,931 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $519,301,424 and $613,512,177, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$17,998,822,   consisting  of  $23,336,538  gross  unrealized  appreciation  and
$41,335,360 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund, (one of the series constituting Dreyfus Growth and Value Funds, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Small Company Value Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 8, 1999





                                                           For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                  253AR9910